Supplement to the

Fidelity Advisor® Mega Cap Stock Fund

Class A (FGTAX), Class T (FTGRX), Class B (FGRBX), Class C (FGRCX), and Institutional Class (FTRIX)

Classes of shares of Fidelity® Mega Cap Stock Fund

A Fund of Fidelity Hastings Street Trust

August 29, 2012

The following information replaces similar information found in the "Buying, Selling, and Exchanging Information" section on page 24.

Class A: Shares of Class A may be exchanged for Class Z or Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis), Class Z, or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class Z: Shares of Class Z may be exchanged for Class A or Institutional Class shares of the same fund if you are no longer eligible for Class Z.

Institutional Class: Shares of Institutional Class may be exchanged for Class A, if you are no longer eligible for Institutional Class, or Class Z shares of the same fund.

AGII-AGIIIB-13-01  August 13, 2013
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